SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2003

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification No.)

700 West Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

EXPLANATORY NOTE

New Century Bancorp, Inc. (the “Registrant”) is filing this Amendment to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “Commission”) on October 23, 2003, in order to file the correct version of the press release (the “Press Release”) announcing the Registrant’s results for the third quarter ended September 30, 2003. The press release filed with the Registrant’s Current Report on Form 8-K filed with the Commission on October 23, 2003 was not the same version that was released to the public on such date.

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On October 23, 2003, the Registrant announced financial results for the third quarter ended September 30, 2003, reporting net income of $290,000 for the quarter ended September 30, 2003 and net income of $794,000 for the nine months ended September 30, 2003. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 23, 2003 with respect to the Registrant’s financial results for the third quarter ended September 30, 2003

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2003, the Registrant announced financial results for the third quarter ended September 30, 2003, reporting net income of $290,000 for the quarter ended September 30, 2003 and net income of $794,000 for the nine months ended September 30, 2003. A copy of the Press Release announcing the Registrant’s results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ John Q. Shaw

John Q. Shaw
President and Chief Executive Officer

Dated: October 28, 2003

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release

4